The RBB Fund, Inc.

Matson Money, Inc.

Matson Money U.S. Equity VI Portfolio

Matson Money International Equity VI Portfolio

Matson Money Fixed Income VI Portfolio

(collectively, the “Portfolios”)

Supplement dated April 25, 2018

to the Summary Prospectuses and Prospectus dated December 31, 2017

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

1.	Effective April 20, 2018 (the “Effective Date”), Sean Babin serves as a portfolio manager of the Portfolios. Mark E. Matson, Chief Executive Officer and Director, and Steven B. Miller, President, will continue to serve as portfolio managers for the Portfolios. In addition, as of the Effective Date, Kenneth E. Gatliff no longer serves as a portfolio manager for the Portfolios. Accordingly, all references to Mr. Gatliff should be deleted in their entirety.

2.	The section entitled “Management of The Portfolios – Portfolio Managers” of the Prospectus is deleted and replaced with the following:

A team of portfolio managers, led by Sean Babin, is responsible for the day-to-day operation of the Portfolios. Mark E. Matson and Steven B. Miller assist Mr. Babin in managing the assets of the Portfolios.

Mark E. Matson, Chief Executive Officer and Director of the Adviser, founded the Adviser in 1991 and serves as head portfolio manager at the Adviser.

Steven B. Miller, President of Operations and Portfolio Manager of the Adviser, has been employed by the Adviser as a Portfolio Manager since April 2004.

Sean Babin, Portfolio Manager of the Adviser, has been employed by the Adviser since 2016. He is responsible for research, portfolio design, and management of the Portfolios. Previously, he served as Assistant Portfolio Manager for the Adviser from September 2016 through April 2018. Prior to joining the Adviser, he served at Charles Schwab from January 2015 through September 2016 as an Institutional Relationship Manager. Before joining Charles Schwab, he served as an Investment Analyst for American Wealth Management from January 2013 through January 2015.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Portfolios.

Please retain this supplement for your reference

The RBB Fund, Inc.

Matson Money, Inc.

Matson Money U.S. Equity VI Portfolio

Matson Money International Equity VI Portfolio

Matson Money Fixed Income VI Portfolio

(collectively, the “Portfolios”)

Supplement dated April 25, 2018

to the Statement of Additional Information (“SAI”) dated December 31, 2017

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

1.	Effective April 20, 2018 (the “Effective Date”), Sean Babin serves as a portfolio manager of the Portfolios. In addition, as of the Effective Date Kenneth E. Gatliff no longer serves as a portfolio manager for the Portfolios. Accordingly, all references to Mr. Gatliff should be deleted in their entirety.

2.	The table in the section entitled “Portfolio Managers – Other Accounts” is amended to include information concerning Mr. Babin:

Other Accounts. In addition to the Portfolios, Mr. Babin is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of March 31, 2018.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance

Sean Babin	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	1,803	$428 million	0	$0

3.	The section entitled “Portfolio Managers – Securities Ownership” is amended to include information concerning Mr. Babin:

As of March 31, 2018, Mr. Babin did not own any shares in the Portfolios.

Please retain this supplement for future reference.